EXHIBIT 10.27U

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This TWENTIETH AMENDMENT (this “Twentieth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Twentieth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Twentieth Amendment. If the terms and conditions set forth in this Twentieth Amendment conflict with the Agreement, the terms and conditions of this Twentieth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Twentieth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Twentieth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Twentieth Amendment. Except as amended by this Twentieth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Customer and CSG agree to the following upon execution of this Twentieth Amendment:

1.
Upon the Twentieth Amendment Effective Date, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached to this Twentieth Amendment at Attachment 1 and incorporated herein by this reference.

IN WITNESS WHEREOF the parties hereto have caused this Twentieth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Michael J Woods
Name: Jeur Abeln	Name: Michael Woods
Title: SVP Procurement	Title: SVP BC&S
Date: 17-Apr-23	Date: Mar 31, 2023

ATTACHMENT 1

“Schedule P

Customer Authorization Schedule

This schedule (or similar attachments) to this Exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because it does not contain information material to an investment or voting decision and that information is not otherwise disclosed in the Exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of this omitted schedule (or similar attachments) to the SEC upon its request.